UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Shoreline Court, Suite 350

South San Francisco, California 94080
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On November 20, 2019, IDEAYA Biosciences, Inc. (the “Company”) announced it has presented data from its ongoing Phase 1/2 clinical trial entitled “A Phase 1/2 Study in Patients with Solid Tumors Harboring GNAQ/11 Mutations or PRKC Fusions” (ClinicalTrials.gov Identifier: NCT03947385) at the at the 16th International Congress for the Society for Melanoma Research on November 20, 2019.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 8.01 and the attached Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.
Date: November 20, 2019	By: /s/ Yujiro Hata Yujiro Hata President and Chief Executive Officer